UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2014 (December 16, 2013)

Crown Castle International Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1220 Augusta Drive Suite 600 Houston, Texas 77057
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
As previously reported on its Current Report on Form 8-K dated and filed December 16, 2013, Crown Castle International Corp., a Delaware corporation (“Crown Castle” or the “Company”), through certain of its wholly owned subsidiaries, completed its acquisition of the exclusive right to lease, operate or otherwise acquire approximately 9,675 wireless communication sites (“Sites”) from certain subsidiaries of AT&T Inc., a Delaware corporation ("AT&T"), for approximately $4.827 billion in cash (“AT&T Transaction”).
The descriptions of the AT&T Transaction and the related agreements, as set forth in Item 1.01 of Crown Castle’s Current Report on Form 8-K dated October 18, 2013 and filed October 21, 2013, as supplemented by Crown Castle’s Current Report on Form 8-K dated and filed December 16, 2013, are incorporated herein by reference.
This Current Report on Form 8-K/A is being filed to provide, and amends Crown Castle’s Current Report on Form 8-K dated and filed December 16, 2013 to include, the financial statements and pro forma financial information relating to the AT&T Transaction set forth below under Item 9.01. Such financial statements and information should be read in conjunction with Crown Castle’s Current Report on Form 8-K dated and filed December 16, 2013.
ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial statements of real estate operations acquired
The Statement of Revenues and Certain Expenses of Tower Sites (a component of AT&T Inc.) for the year ended December 31, 2012, with independent auditors report thereon, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A. The Unaudited Statement of Revenues and Certain Expenses of Tower Sites (a component of AT&T Inc.) for the nine months ended September 30, 2013, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A.
(b) Pro forma financial information
The Unaudited Pro Forma Condensed Combined Balance Sheet of Crown Castle as of September 30, 2013 and the Unaudited Pro Forma Condensed Combined Statement of Operations of Crown Castle for the year ended December 31, 2012 and the nine months ended September 30, 2013 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A. The Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2012 is filed as Exhibit 99.4 to this Current Report on Form 8-K/A.
(d) Exhibits

Exhibit
No.      Description

23.1    Consent of Ernst & Young LLP, Independent Auditors.

99.1	Statement of Revenues and Certain Expenses of Tower Sites (a component of AT&T Inc.) for the year ended December 31, 2012, with independent auditors report thereon.

99.2	Unaudited Statement of Revenues and Certain Expenses of Tower Sites (a component of AT&T Inc.) for the nine months ended September 30, 2013.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of Crown Castle as of September 30, 2013 and Unaudited Pro Forma Condensed Combined Statement of Operations of Crown Castle for the year ended December 31, 2012 and the nine months ended September 30, 2013.

99.4	Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:     /s/ E. Blake Hawk
Name:    E. Blake Hawk
Title:    Executive Vice President and General Counsel

Date: January 17, 2014

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Statement of Revenues and Certain Expenses of Tower Sites (a component of AT&T Inc.) for the year ended December 31, 2012, with independent auditors report thereon.

99.2	Unaudited Statement of Revenues and Certain Expenses of Tower Sites (a component of AT&T Inc.) for the nine months ended September 30, 2013.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of Crown Castle as of September 30, 2013 and Unaudited Pro Forma Condensed Combined Statement of Operations of Crown Castle for the year ended December 31, 2012 and the nine months ended September 30, 2013.

99.4	Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2012.

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